UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2016 (November 3, 2016)

Lattice Semiconductor Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

111 SW Fifth Ave, Ste 700

Portland, Oregon 97204

(Address of principal executive offices) (Zip Code)

(503) 268-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lattice Semiconductor Corporation, a Delaware corporation (“Lattice,” the “Company” or “we”), previously announced a proposed merger (the “Merger”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Canyon Bridge Acquisition Company, Inc., a Delaware corporation (“Parent”), and Canyon Bridge Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. In connection therewith, the Company entered into certain agreements as described below.

Letter Agreement with Darin G. Billerbeck

On November 3, 2016, the Company and Parent entered into a letter agreement with Darin G. Billerbeck, President and Chief Executive Officer of the Company, pursuant to which, effective as of the Closing Date:

•	Mr. Billerbeck agreed to waive his right to terminate his employment for good reason under his employment agreement as a result of, or in connection with, a diminution or adverse change to his duties, authority, title or responsibilities in connection with the Merger, including his right to receive severance payments and benefits pursuant to his employment agreement as a result thereof;

•	The definition of “good reason” under Mr. Billerbeck’s employment agreement was amended to provide that in the event that, after the Closing Date, Mr. Billerbeck ceases to be the principal executive officer of the Company without Mr. Billerbeck’s express written consent, such event will constitute good reason;

•	The amount of severance pay to which Mr. Billerbeck is entitled upon a termination of employment either by the Company without cause or by Mr. Billerbeck for good reason after the Closing Date (for purposes of this section, the “Cash Severance” as defined therein) was amended to clarify that such amount will be equal to the greater of (i) $2,000,000 or (ii) two times the sum of his then annual base salary and target bonus amount (with no proration), plus the amount of his monthly COBRA premiums until the earlier of twelve months after the termination date or the date he commences receiving substantially equivalent coverage in connection with new employment;

•	If Mr. Billerbeck remains continuously employed by the Company through the second anniversary of the Closing Date, the Company will pay Mr. Billerbeck an amount equal to the Cash Severance (as described above), in a single lump sum on the 30th day following such date, subject to his execution of an effective and irrevocable release of claims;

•	The definition of “compensatory equity” under Mr. Billerbeck’s employment agreement was amended to refer to his outstanding equity awards as of November 3, 2016, together with rights to receive cash in accordance with the Merger Agreement with respect to such awards (collectively, the “Compensatory Company Equity”);

•	Notwithstanding any provision in the Merger Agreement to the contrary, any outstanding and unvested stock options held by Mr. Billerbeck immediately prior to the Closing Date (after taking into account any vesting related to the satisfaction of any corporate performance goals) will not accelerate and become fully vested at or prior to the effective time of the Merger, but instead will be treated as unvested in-the-money stock options pursuant to the terms of the Merger Agreement. If, prior to the second anniversary of the Closing Date, Mr. Billerbeck’s employment is terminated either by the Company without cause or by Mr. Billerbeck for good reason, then his then unvested in-the-money stock options will become fully vested effective as of the date of such termination, subject to Mr. Billerbeck’s satisfaction of the conditions to such acceleration of Compensatory Company Equity pursuant to his employment agreement, including his execution of an effective and irrevocable release of claims; and

•	Mr. Billerbeck will be eligible to receive grants of equity pursuant to an equity plan with respect to the successor entity to the Company as a result of the Merger on such terms to be approved by Parent, in consultation with Mr. Billerbeck.

Mr. Billerbeck’s letter agreement will be null, void and have no force and effect if the Merger Agreement is terminated and the Merger does not occur.

The above summary of the terms of the amendment to Mr. Billerbeck’s employment agreement is qualified in its entirety by reference to the amendment to Mr. Billerbeck’s employment agreement, which is attached to this Report as Exhibit 10.1 and incorporated in this Item 5.02 by reference.

Employment Agreement and Letter Agreement with Max Downing

On November 3, 2016, the Company entered into an employment agreement with Max Downing, to be effective as of the Closing Date (as defined in the Merger Agreement), pursuant to which he will serve as the Corporate Vice President, Chief Financial Officer of the Company.

Mr. Downing’s employment agreement provides for a term of commencing on the Closing Date and ending on the second anniversary thereof, and provides for an annual base salary of $275,000, subject to review and adjustment by the Compensation Committee of the Company’s board of directors (the “Committee”) at least annually. In addition to his annual base salary, commencing with the Company’s 2017 fiscal year, Mr. Downing will be eligible for an annual incentive bonus at an initial target percentage amount of 50% of his base salary (the “Target Bonus”) and a maximum percentage amount of annual incentive bonus of 200% of the Target Bonus. The actual amount of Mr. Downing’s annual incentive bonus will be based upon the achievement of specific milestones to be mutually agreed upon by Mr. Downing and the Committee no later than 60 days after the start of each fiscal year.

If Mr. Downing’s employment is terminated either by the Company without cause or by Mr. Downing for good reason, in either case, prior to the second anniversary of the Closing Date, then Mr. Downing will immediately fully vest in all of his Compensatory Company Equity (as defined above). Additionally, the Company will pay Mr. Downing (i) an amount equal to the sum of his then annual base salary and Target Bonus (with no pro ration), plus (ii) the amount of his monthly COBRA premiums until the earlier of twelve months after the termination date or the date he commences receiving substantially equivalent coverage in connection with new employment.

Mr. Downing’s receipt of the severance payments and benefits pursuant to his employment agreement is subject to Mr. Downing entering into (and not subsequently revoking) a separation agreement and release of claims, and agreeing to certain non-solicitation and non-disparagement provisions that would be in effect for 12 months following his termination date.

If the severance payments and benefits payable to Mr. Downing constitute “parachute payments” and would be subject to the applicable excise tax under Section 280G of the Internal Revenue Code, then Mr. Downing’s severance and other benefits shall be either (i) delivered in full, or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by Mr. Downing on an after-tax basis of the greatest amount of benefits.

Also on November 3, 2016, the Company and Parent entered into a letter agreement with Max Downing, pursuant to which, effective as of the Closing Date, Mr. Downing agreed to waive his right to terminate his employment for good reason as a result of, or in connection with, a diminution or adverse change to his duties, authority, title or responsibilities in connection with the Merger, including his right to receive severance payments and benefits pursuant to his employment agreement as a result thereof.

Mr. Downing’s letter agreement will be null, void and have no force and effect if the Merger Agreement is terminated and the Merger does not occur.

The above summary of the terms of Mr. Downing’s employment agreement and letter agreement is qualified in its entirety by reference to Mr. Downing’s employment agreement and letter agreement, which are attached to this Report as Exhibits 10.2 and 10.3 and are incorporated in this Item 5.02 by reference.

Letter Agreement with Glen Hawk

On November 3, 2016, the Company and Parent entered into a letter agreement with Glen Hawk, Corporate Vice President and Chief Operating Officer of the Company, pursuant to which, effective as of the Closing Date:

•	Mr. Hawk agreed to waive his right to terminate his employment for good reason under his employment agreement as a result of, or in connection with, a diminution or adverse change to his duties, authority, title or responsibilities in connection with the Merger, including his right to receive severance payments and benefits pursuant to his employment agreement as a result thereof;

•	The definition of “good reason” under Mr. Hawk’s employment agreement was amended to provide that in the event that, after the Closing Date, Mr. Hawk ceases to report to the principal executive officer of the Company without Mr. Hawk’s express written consent, such event will constitute good reason.

•	The amount of severance pay to which Mr. Hawk is entitled upon a termination of employment either by the Company without cause or by Mr. Hawk for good reason after the Closing Date (for purposes of this section, the “Cash Severance” as defined therein) was amended to clarify that such amount will be equal to the greater of (i) $630,000 or (ii) one times the sum of his then annual base salary and target bonus amount (with no proration), plus the amount of his monthly COBRA premiums until the earlier of twelve months after the termination date or the date he commences receiving substantially equivalent coverage in connection with new employment;

•	If Mr. Hawk remains continuously employed by the Company through the first anniversary of the Closing Date, the Company will pay Mr. Hawk an amount equal to the Cash Severance (as described above), in a single lump sum on the 30th day following such date, subject to his execution of an effective and irrevocable release of claims;

•	All outstanding stock options held by Mr. Hawk as of November 3, 2016, whether vested or unvested, will be treated as vested company options for purposes of the Merger Agreement; and

•	Mr. Hawk will be eligible to receive grants of equity pursuant to an equity plan with respect to the successor entity to the Company as a result of the Merger on such terms to be approved by Parent.

Mr. Hawk’s letter agreement will be null, void and have no force and effect if the Merger Agreement is terminated and the Merger does not occur.

The above summary of the terms of the amendment to Mr. Hawk’s employment agreement is qualified in its entirety by reference to the amendment to Mr. Hawk’s employment agreement, which is attached to this Report as Exhibit 10.4 and incorporated in this Item 5.02 by reference.

Letter Agreement with Byron Milstead

On November 3, 2016, the Company and Parent entered into a letter agreement with Byron Milstead, Corporate Vice President, General Counsel and Secretary of the Company, pursuant to which, effective as of the Closing Date:

•	Mr. Milstead agreed to waive his right to terminate his employment for good reason under his employment agreement as a result of, or in connection with, a diminution or adverse change to his duties, authority, title or responsibilities in connection with the Merger, including his right to receive severance payments and benefits pursuant to his employment agreement as a result thereof;

•	The definition of “good reason” under Mr. Milstead’s employment agreement was amended to provide that no change in duties or responsibilities after the Closing Date will constitute good reason if, after such change, the Company’s board of directors determines that Mr. Milstead will report to either the Company’s Chief Executive Officer or Chief Operating Officer; and

•	The definition of “compensatory equity” under Mr. Milstead’s employment agreement was amended to refer to the Compensatory Company Equity (as defined above).

Mr. Milstead’s letter agreement will be null, void and have no force and effect if the Merger Agreement is terminated and the Merger does not occur.

The above summary of the terms of the amendment to Mr. Milstead’s employment agreement is qualified in its entirety by reference to the amendment to Mr. Milstead’s employment agreement, which is attached to this Report as Exhibit 10.5 and incorporated in this Item 5.02 by reference.

Item 8.01	Other Events.

The information under Item 5.02 is hereby incorporated by reference into this Item 8.01.

Forward Looking Statements

Certain statements made herein, including, for example, related to the closing of the Merger, are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995, within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. These forward-looking statements reflect the current analysis of the management of the Company of existing information as of the date of these forward-looking statements and are subject to various risks and uncertainties, many of which are beyond our control, and are not guarantees of future results or achievements. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its businesses or operations. As a result, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the delay or termination of the Merger Agreement; the outcome or length of any legal proceedings that have been, or will be, instituted related to the Merger Agreement; the inability to complete the Merger due to the failure to timely or at all obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including the receipt on a timely basis or at all any required regulatory approvals related to the Merger; the failure of Parent to obtain or provide on a timely basis or at all the necessary financing as set forth in the equity commitment letter delivered pursuant to the Merger Agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; the effects of local and national economic, credit and capital market conditions on the economy in general; and the other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the Securities and Exchange Commission (the “SEC”) as described below. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive.

Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended January 2, 2016, and our Quarterly Reports on Form 10-Q for the quarters ended April 2, 2016 and July 2, 2016. Our SEC filings are available publicly on the SEC’s website at www.sec.gov, on the Company’s website at ir.latticesemi.com or upon request from the Company’s Investor Relations Department at lscc@globalirpartners.com. Except to the extent required by applicable law, we disclaim any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Merger And Where To Find It

In connection with the proposed Merger, the Company will file a proxy statement with the SEC. Additionally, the Company plans to file other relevant materials with the SEC in connection with the proposed Merger. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed Merger and related matters. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov or upon request from the Company’s Investor Relations Department at lscc@globalirpartners.com.

Participants in the Solicitation

The Company and its directors will, and certain other members of its management and its employees as well as Parent and Merger Sub and their directors and officers may, be deemed to be participants in the solicitation of proxies of Company stockholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016, the Company’s proxy statement on Schedule 14A for its 2016 Annual Meeting of Stockholders, and the proxy statement and other relevant materials filed with the SEC in connection with the Merger if and when they become available. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the Merger when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Letter Agreement, between the Company, Canyon Bridge Acquisition Company, Inc. and Darin G. Billerbeck, dated November 3, 2016

10.2	Employment Agreement, between the Company and Max Downing, dated November 3, 2016

10.3	Letter Agreement, between the Company, Canyon Bridge Acquisition Company, Inc. and Max Downing, dated November 3, 2016

10.4	Letter Agreement, between the Company, Canyon Bridge Acquisition Company, Inc. and Glen Hawk, dated November 3, 2016

10.5	Letter Agreement, between the Company, Canyon Bridge Acquisition Company, Inc. and Byron Milstead, dated November 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Dated: November 4, 2016	By:	/s/ Byron W. Milstead
Name: Byron W. Milstead
Title: Corporate Vice President and General Counsel

Exhibit Index

Exhibit No.	Exhibit

10.1	Letter Agreement, between the Company, Canyon Bridge Acquisition Company, Inc. and Darin G. Billerbeck, dated November 3, 2016

10.2	Employment Agreement, between the Company and Max Downing, dated November 3, 2016

10.3	Letter Agreement, between the Company, Canyon Bridge Acquisition Company, Inc. and Max Downing, dated November 3, 2016

10.4	Letter Agreement, between the Company, Canyon Bridge Acquisition Company, Inc. and Glen Hawk, dated November 3, 2016

10.5	Letter Agreement, between the Company, Canyon Bridge Acquisition Company, Inc. and Byron Milstead, dated November 3, 2016